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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Genesee & Wyoming Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-09165).

                                         /s/ Arthur Andersen LLP

Chicago, Illinois
March 27, 1998